UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 27, 2011

ANACOR PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	001-34973	25-1854385
(State of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1020 East Meadow Circle

Palo Alto, CA 94303-4230

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (650) 543-7500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01                                       OTHER EVENTS.

On June 27, 2011, Anacor Pharmaceuticals, Inc. issued a press release announcing preliminary results from its Phase 2b trial of AN2728 for the treatment of mild-to-moderate plaque-type psoriasis and on June 28, 2011 hosted a conference call to discuss the results from this trial and development plans for AN2728.  Copies of such press release and the slide presentation used in connection with this conference call are attached as Exhibits 99.1 and 99.2, respectively, to this report and are incorporated herein by reference.

ITEM 9.01                                       FINANCIAL STATEMENTS AND EXHIBITS.

(d)           Exhibits.

Exhibit	Description
99.1	Press Release titled “Anacor Pharmaceuticals Announces Positive Preliminary Results from Phase 2b Trial of AN2728 for Psoriasis,” dated June 27, 2011
99.2	Anacor Pharmaceuticals, Inc. Conference Call Presentation dated June 28, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 29, 2011	ANACOR PHARMACEUTICALS, INC.

	By:	/s/ Geoffrey M. Parker
Geoffrey M. Parker
Senior Vice President, Chief Financial Officer

INDEX TO EXHIBITS

Exhibit	Description
99.1	Press Release titled “Anacor Pharmaceuticals Announces Positive Preliminary Results from Phase 2b Trial of AN2728 for Psoriasis,” dated June 27, 2011
99.2	Anacor Pharmaceuticals, Inc. Conference Call Presentation dated June 28, 2011